Exhibit 10.1

AMENDMENT NO. 4 TO MASTER ACQUISITION AGREEMENT

THIS AMENDMENT NO. 4 (this “Amendment”) to the Master Acquisition Agreement dated as of April 14, 2014 by and between Motorola Solutions, Inc., a Delaware corporation (the “Seller”), and Zebra Technologies Corporation, a Delaware corporation (the “Purchaser”) (as may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Master Agreement”), is made as of February 9, 2015 by and between the Seller and the Purchaser. Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to such terms in the Master Agreement.

W I T N E S S E T H :

WHEREAS, pursuant to the Master Agreement, the Seller sold and transferred to the Purchaser, and the Purchaser purchased from the Seller, substantially all of the assets of the Seller and the other members of the Seller Group used in or related to the Business;

WHEREAS, on October 24, 2014, the Seller and the Purchaser entered into Amendment No. 1 to Master Acquisition Agreement;

WHEREAS, on October 26, 2014, the Seller and the Purchaser entered into Amendment No. 2 to Master Acquisition Agreement;

WHEREAS, on December 3, 2014, the Seller and the Purchaser entered into Amendment No. 3 to Master Acquisition Agreement; and

WHEREAS, the parties desire to further amend the Master Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, subject to the conditions and other terms herein set forth, the Seller and the Purchaser hereby agree as follows:

1. Amendment. The Master Agreement is hereby amended as follows:

(a) Section 2.5 of the Master Agreement is hereby amended and restated to read in its entirety as follows:

“2.5 Post-Closing Cash Adjustment.

(a)

As soon as reasonably practicable after the Initial Closing Date (but in any event no later than February 9, 2015), the Purchaser shall prepare and deliver to the Seller a statement (the “Closing Cash Statement”) setting forth, in reasonable detail, the Purchaser’s calculation of Closing Cash (the “Final Closing Cash”), as of 12:01 am Central time on the Initial Closing Date. The Closing Cash Statement shall be prepared in accordance with GAAP and using the same principles, policies and methodologies used in preparing the Audited Financial Statements, provided, that the Closing Cash Statement shall not have footnotes or other audit disclosures and shall be subject to normal year-end adjustments which, individually and in the aggregate, are not material.

(b)	During the sixty (60)-day period following delivery of the Closing Cash Statement to the Seller, the Purchaser shall provide the Seller with reasonable access to all books and records and personnel of the Purchaser and each of its subsidiaries (including the Acquired Companies) to enable the Seller to evaluate the accuracy of the Closing Cash Statement. If the Seller disagrees with the determination of any component of the Closing Cash Statement calculations, then the Seller shall deliver an Objection Notice to the Purchaser within sixty (60) days after delivery of the Closing Cash Statement, which Objection Notice shall describe the nature of any such disagreement in reasonable detail. If the Seller does not deliver an Objection Notice within such sixty (60)-day period, then the Closing Cash Statement and the calculation of the Final Closing Cash set forth therein shall be conclusive and binding upon the parties.

(c)

If the Purchaser and the Seller are unable to resolve all disagreements properly identified by the Seller pursuant to Section 2.5(b) within thirty (30) days after delivery to the Purchaser of the Objection Notice, then such disagreements shall be resolved by Deloitte LLP (the “Independent Accounting Firm”), and such determination shall be final and binding on the parties. If Deloitte LLP shall not be willing to serve as the Independent Accounting Firm, then the Seller and the Purchaser shall each submit to the other party’s independent auditor the name of a national accounting firm other than Ernst & Young LLP, KPMG LLP, and Deloitte LLP, and the Independent Accounting Firm shall be selected by lot from these two firms by the independent auditors of the two parties. In calculating the Closing Cash Statement, the Independent Accounting Firm’s calculations shall be no greater than the higher amount calculated by the Seller or the Purchaser with respect to any item, and no less than the lower amount calculated by the Seller or the Purchaser with respect to any item, as the case may be. Any fees and expenses relating to the engagement of the Independent Accounting Firm in respect of its services pursuant to this Section 2.5(c) shall be allocated between the Seller and the Purchaser such that the amount paid by the Seller bears the same proportion that the aggregate dollar amount unsuccessfully disputed by the Seller bears to the total dollar amount of the disputed items that were submitted for resolution to the Independent Accounting Firm, and the Purchaser shall pay the balance. The Independent Accounting Firm shall be instructed to use Reasonable Efforts to perform its services within thirty (30) days of submission of the dispute to it and, in any case, as promptly as practicable after such submission. The Closing Cash Statement and the Final Closing Cash reflected thereon shall then be prepared by the parties based on the determination of the Independent Accounting Firm, whose determination shall be conclusive and binding upon the parties.

(d)	If the Final Closing Cash as finally determined pursuant to this Section 2.5 differs from the Estimated Closing Cash amount set forth in the Closing Cash Certificate and used in the calculation of the Closing Purchase Price Payment paid at the Initial Closing, then the following adjustment (the “Post-Closing Cash Adjustment”) to the Closing Purchase Price Payment shall be made:

(i)	If the Final Closing Cash amount is greater than the Estimated Closing Cash amount set forth in the Closing Cash Certificate, the Purchaser shall pay, or cause to be paid, to the Seller the amount of such difference.

(ii)	If the Final Closing Cash amount is less than the Estimated Closing Cash amount set forth in the Closing Cash Certificate, the Seller shall pay, or cause to be paid, to the Purchaser the amount of such difference.

(iii)

The Purchaser or the Seller, as the case may be, shall, within two (2) Business Days after the final determination of the Final Closing Cash in accordance with this Section 2.5, make payment to the other by wire transfer in immediately available funds of the amount of the Post-Closing Cash Adjustment as determined pursuant to the preceding subsections, together with interest thereon from the 30th day following the Initial Closing Date to the date of payment at a fixed rate equal to 0.75% per annum, provided further that such fixed rate shall increase to 6% per annum commencing on the 195th day after the Initial Closing Date with respect to any amounts that remain unpaid at such date (but for the avoidance of doubt such 6% per annum rate shall not apply retroactively to any amounts unpaid as of the 195th day after the Initial Closing Date). Such interest shall be calculated based on a year of 365 days and the number of days elapsed since the Initial Closing Date.”

(b) The Master Agreement is hereby amended to add the following new Section 2.6:

“2.6 Post-Closing Working Capital Adjustment.

(a)	As soon as reasonably practicable after the Initial Closing Date (but in any event no later than March 11, 2015), the Purchaser shall prepare and deliver to the Seller a statement (the “Closing Working Capital Statement”) setting forth, in reasonable detail, the Purchaser’s calculation of the Closing Working Capital (the “Final Closing Working Capital”), as of 12:01 am Central time on the Initial Closing Date. The amount, if any, by which the Final Closing Working Capital, as determined in accordance with this Section 2.6, exceeds or is less than the Target Closing Working Capital, is referred to herein as the “Final Closing Working Capital Surplus” or “Final Closing Working Capital Deficiency,” respectively. The Closing Working Capital Statement shall be prepared in accordance with GAAP and using the same principles, policies and methodologies used in preparing the Audited Financial Statements, provided, that the Closing Working Capital Statement shall not have footnotes or other audit disclosures and shall be subject to normal year-end adjustments which, individually and in the aggregate, are not material.

(b)

During the sixty (60)-day period following delivery of the Closing Working Capital Statement to the Seller, the Purchaser shall provide the Seller with reasonable access to all books and records and personnel of the Purchaser and each of its subsidiaries (including the Acquired Companies) to enable the Seller to evaluate the accuracy of the Closing

Working Capital Statement. If the Seller disagrees with the determination of any component of the Closing Working Capital Statement calculations, then the Seller shall deliver an Objection Notice to the Purchaser within sixty (60) days after delivery of the Closing Working Capital Statement, which Objection Notice shall describe the nature of any such disagreement in reasonable detail. If the Seller does not deliver an Objection Notice within such sixty (60)-day period, then the Closing Working Capital Statement and the calculation of the Final Closing Working Capital set forth therein shall be conclusive and binding upon the parties.

(c)

If the Purchaser and the Seller are unable to resolve all disagreements properly identified by the Seller pursuant to Section 2.6(b) within thirty (30) days after delivery to the Purchaser of the Objection Notice, then such disagreements shall be resolved by the Independent Accounting Firm, and such determination shall be final and binding on the parties. If Deloitte LLP shall not be willing to serve as the Independent Accounting Firm, then the Seller and the Purchaser shall each submit to the other party’s independent auditor the name of a national accounting firm other than Ernst & Young LLP, KPMG LLP, and Deloitte LLP, and the Independent Accounting Firm shall be selected by lot from these two firms by the independent auditors of the two parties. In calculating the Closing Working Capital Statement, the Independent Accounting Firm’s calculations shall be no greater than the higher amount calculated by the Seller or the Purchaser with respect to any item, and no less than the lower amount calculated by the Seller or the Purchaser with respect to any item, as the case may be. Any fees and expenses relating to the engagement of the Independent Accounting Firm in respect of its services pursuant to this Section 2.6(c) shall be allocated between the Seller and the Purchaser such that the amount paid by the Seller bears the same proportion that the aggregate dollar amount unsuccessfully disputed by the Seller bears to the total dollar amount of the disputed items that were submitted for resolution to the Independent Accounting Firm, and the Purchaser shall pay the balance. The Independent Accounting Firm shall be instructed to use Reasonable Efforts to perform its services within thirty (30) days of submission of the dispute to it and, in any case, as promptly as practicable after such submission. The Closing Working Capital Statement and the Final Closing Working

Capital reflected thereon shall then be prepared by the parties based on the determination of the Independent Accounting Firm, whose determination shall be conclusive and binding upon the parties.

(d)	If either a Final Closing Working Capital Surplus or a Final Closing Working Capital Deficiency is finally determined pursuant to this Section 2.6, then the following adjustment (the “Post-Closing Working Capital Adjustment”) to the Closing Purchase Price Payment shall be made:

(i)	In the event that a Final Closing Working Capital Surplus is finally determined, the Purchaser shall pay, or cause to be paid, to the Seller the amount of such surplus.

(ii)	In the event that a Final Closing Working Capital Deficiency is finally determined, the Seller shall pay, or cause to be paid, to the Purchaser the amount of such deficiency.

(iii)	The Purchaser or the Seller, as the case may be, shall, within two (2) Business Days after the final determination of the Final Closing Working Capital in accordance with this Section 2.6, make payment to the other by wire transfer in immediately available funds of the amount of the Post-Closing Working Capital Adjustment as determined pursuant to the preceding subsections, together with interest thereon from the 30th day following the Initial Closing Date to the date of payment at a fixed rate equal to 0.75% per annum, provided further that such fixed rate shall increase to 6% per annum commencing on the 195th day after the Initial Closing Date with respect to any amounts that remain unpaid at such date (but for the avoidance of doubt such 6% per annum rate shall not apply retroactively to any amounts unpaid as of the 195th day after the Initial Closing Date). Such interest shall be calculated based on a year of 365 days and the number of days elapsed since the Initial Closing Date.”

(iv) Section 3.6(m) of the Master Agreement is hereby amended to replace the reference to “Section 2.5” with a reference to “Section 2.6”.

(v) The last sentence of Section 3.6 of the Master Agreement is hereby amended to replace the reference to “Section 2.5” with a reference to “Section 2.6”.

(vi) Section 9.1(b) of the Master Agreement is hereby amended to replace the reference to “Section 2.5” with a reference to “Section 2.6”.

(vii) Section 9.3 of the Master Agreement is hereby amended to replace the reference to “Section 2.5” with a reference to “Section 2.6”.

(viii) The definition of “Closing Cash” in Exhibit A (“Certain Definitions”) to the Master Agreement is hereby amended to replace the reference to “Closing Statement” with a reference to “Closing Cash Statement”.

(ix) The definition of “Excluded Taxes” in Exhibit A (“Certain Definitions”) to the Master Agreement is hereby amended to replace the reference to “Section 2.5” with a reference to “Section 2.6”.

(x) Exhibit A (“Certain Definitions”) to the Master Agreement is hereby amended to delete the following definitions: “Closing Statement” and “Post-Closing Adjustment”.

(xi) Exhibit A (“Certain Definitions”) to the Master Agreement is hereby amended to amend and restate the following definitions to read in their entirety as follows:

“Final Closing Working Capital” has the meaning set forth in Section 2.6(a).

“Final Closing Working Capital Deficiency” has the meaning set forth in Section 2.6(a).

“Final Closing Working Capital Surplus” has the meaning set forth in Section 2.6(a).

“Objection Notice” means a notice of disagreement delivered by the Seller to the Purchaser pursuant to either Section 2.5(b) or Section 2.6(b).

(xii) Exhibit A (“Certain Definitions”) to the Master Agreement is hereby amended to add the following definitions:

“Closing Cash Statement” has the meaning set forth in Section 2.5(a).

“Closing Working Capital Statement” has the meaning set forth in Section 2.6(a).

“Post-Closing Cash Adjustment” has the meaning set forth in Section 2.5(d).

“Post-Closing Working Capital Adjustment” has the meaning set forth in Section 2.6(d)

2. No Implied Amendments. Except as specifically amended by this Amendment, the Master Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed.

3. Effectiveness of Amendment. This Amendment shall be deemed to be a modification to the Master Agreement in accordance with Section 11.7 of the Master Agreement.

4. Benefit of the Agreement. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

5. Headings. The headings used in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

6. Governing Law. This Amendment shall be governed by and interpreted and construed in accordance with the substantive laws of the State of Delaware without regard to applicable choice of law provisions thereof.

7. Counterparts. The parties may execute this Amendment in multiple counterparts, each of which constitutes an original as against the party that signed it, and all of which together constitute one agreement. This Amendment is effective upon delivery of one executed counterpart from each party to the other party. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission which includes a copy of the sending party’s signature(s) is as effective as signing and delivering the counterpart in person.

8. References to Agreement. On and after the date hereof, each reference in the Master Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Master Agreement shall mean the Master Agreement as amended by this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment No. 4 to the Master Acquisition Agreement to be executed as of the date first above written.

MOTOROLA SOLUTIONS, INC.

By:	/s/ Michael Annes
	Name:	Michael Annes
	Title:	Senior Vice President

ZEBRA TECHNOLOGIES CORPORATION

By:	/s/ Michael Cho
	Name:	Michael Cho
	Title:	Senior Vice President